Exhibit 10.5

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into, as of September 17, 2009, by Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), the Loan Parties, the Lenders party hereto and The Bank Of New York Mellon, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”).

All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).

Preliminary Statements

A.           The Borrower has entered into that certain Credit Agreement, dated as of August 15, 2008, by and among the Borrower, the Administrative Agent, certain affiliates of the Borrower signatory thereto and the Lenders from time to time party thereto (as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 2008, Second Amendment to Credit Agreement, dated as of December 31, 2008, Third Amendment to Credit Agreement, dated as of April 3, 2009, Fourth Amendment to Credit Agreement, dated as of April 9, 2009, Amendment No. Four-A to Credit Agreement, dated as of April 27, 2009, Amendment No. Four-B to Credit Agreement, dated as of April 28, 2009, Amendment No. Four-C to Credit Agreement, dated as of June 23, 2009, and Amendment No. Four-D to Credit Agreement, dated as of June 29, 2009, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B.           The Borrower has notified the Administrative Agent, the Collateral Agent and the Lenders that it desires to amend the Credit Agreement as set forth herein; and

C.           Subject to certain conditions as set forth herein, the Administrative Agent, the Collateral Agent and the Required Lenders are willing to agree to the amendments to the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Loan Parties, the Administrative Agent, the Collateral Agent and the Required Lenders, hereby agree as follows:

1.	Amendments to Credit Agreement. On the Fifth Amendment Effective Date, the Credit Agreement is amended as follows:

1.1.	Amendments to Section 1.01 (Definitions).

1.1.1.	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical sequence:

1.1.2.
“Fifth Amendment” shall mean that certain Fifth Amendment to Credit Agreement, dated as of September 17, 2009, among the Borrower, certain affiliates of the Borrower signatory thereto, the Administrative Agent, the Collateral Agent and the Required Lenders.

“Fifth Amendment Effective Date” shall mean the date of satisfaction of the conditions referred to in Section 3 of the Fifth Amendment.

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1.1.3.	Section 1.01 of the Credit Agreement is further amended by deleting the existing definition of “CEI Threshold” and replacing it as follows:

“CEI Threshold” shall mean the sum of (i) $150,000,000, of which no more than $50,000,000 may be utilized for the purposes of issuing Guarantees in respect of obligations not constituting Indebtedness of the Marketing Entities and (ii) the amounts which are used to fund the obligations owing under the CMI TUA by CMI.  For the avoidance of doubt, the transactions permitted pursuant to Sections 6.01(h), 6.04(d)(X) and 6.10(g)(X) shall not in the aggregate exceed the amount set forth in the preceding sentence.”

1.1.4.	Section 1.01 of the Credit Agreement is further amended by deleting the existing definition of “CMI” and replacing it as follows:

“CMI” shall mean Cheniere Marketing, LLC, a Delaware limited liability company (formerly known as Cheniere Marketing, Inc.).

1.2.	Amendment to Section 6.05 (Mergers, Consolidations, Sales of Assets and Acquisitions; Issuance of Equity). Clause (b) of Section 6.05 of the Credit Agreement is hereby amended as follows:

1.2.1.	adding “and” immediately following “;” at the end of sub-clause (i)(B) of Section 6.05(b); and

1.2.2.	replacing the sub-clause reference “C” with “ii” in Section 6.05(b) so that Section 6.05(b)(i)(C) is read as Section 6.05(b)(ii).

1.3.
Technical Amendment to Section 9.08(b) (Waivers; Amendment).  Clause (iii) in the proviso set forth in Section 9.08(b) of the Credit Agreement is hereby amended by deleting incorrect section references contained therein to Sections 2.12 and 2.10, respectively, and replacing such references therein with “Section 2.10” and “Section 2.09”, respectively.

2.
Representations and Warranties.   Each Loan Party hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders (which representations and warranties shall survive the execution and delivery of this Amendment), as follows:

2.1.
Absence of Defaults.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default after giving effect to this Amendment.

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2.2.
Enforceability.  This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3.
Authorization, No Conflicts.  The execution, delivery and performance of this Amendment by each Loan Party (i) has been duly authorized by all requisite organizational action of such Person and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Person, (2) any order of any Governmental Authority or arbitrator or (3) any provision of any indenture, agreement or other instrument to which such Person is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Person (other than Liens created under the Security Documents).

2.4.
Incorporation of Representations and Warranties. The representations and warranties contained in Article III of the Credit Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of this date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

3.	Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

3.1.
Execution.  The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Loan Parties, the Required Lenders, the Administrative Agent and the Collateral Agent.

3.2.	Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects.

3.3.	Necessary Consents. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

3.4.	Fees. All fees and expense reimbursement payable by the Borrower to the Administrative Agent, the Collateral Agent and the Lenders for which invoices have been presented shall have been paid in full.

3.5.	Assumption Agreement. Cheniere Marketing, LLC shall have duly executed and delivered an Assumption Agreement in the form of Exhibit A attached hereto.

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3.6.
Notwithstanding anything to the contrary in this Amendment, each Lender by delivering its signature page to this Amendment shall be deemed to have acknowledged receipt of and consented to and approved the Amendment and each other document required to be approved by any Agent or any Lender, as applicable, on the date such Lender delivers its signature to this Amendment and the Administrative Agent shall be entitled to rely on such confirmation.

4.	Reference to and Effect Upon the Loan Documents.

4.1.
Except as specifically set forth above, the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.  Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or any Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

4.2.
Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

4.3.	This Amendment is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Amendment.

5.
Further Assurances.  Each Loan Party hereby agrees to authorize, execute and deliver all additional instruments, certificates, financing statements, agreements or documents, and take all such actions as the Administrative Agent, the Collateral Agent or the Required Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment.

6.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

7.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

8.
Counterparts.  This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

9.
Severability.  In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

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10.
WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

11.
Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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5

EXECUTION VERSION

CHENIERE COMMON UNITS HOLDING, LLC, as Borrower
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P., as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY OPERATING CO., INC., as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE MIDSTREAM HOLDINGS, INC., as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Fifth Amendment

CHENIERE PIPELINE COMPANY, as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC, as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL GP, INC., as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL PIPELINE, L.P., as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

GRAND CHENIERE PIPELINE, LLC, as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Fifth Amendment

CHENIERE ENERGY SHARED SERVICES, INC., as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY, INC., as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG HOLDINGS, LLC, as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG O&M SERVICES, LLC, , as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG TERMINALS, INC., as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Fifth Amendment

CHENIERE LNG, INC., as a Loan Party
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Fifth Amendment

GSO SPECIAL SITUATIONS FUND LP, as a Lender By: GSO Capital Partners LP, its investment advisor
By:	/S/ GEORGE FAN
Name: George Fan
Title: Chief Legal Officer

GSO COF FACILITY LLC, as a Lender By: GSO Capital Partners LP, as Portfolio Manager
By:	/S/ GEORGE FAN
Name: George Fan
Title: Chief Legal Officer

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD, as a Lender By: GSO Capital Partners LP, its investment advisor
By:	/S/ GEORGE FAN
Name: George Fan
Title: Chief Legal Officer

BLACKSTONE DISTRESSED SECURITIES FUND L.P., By: Blackstone Distressed Securities Associates L.P., its general partner By: Blackstone DD Associates L.L.C., its general partner
By:	/S/ GEORGE FAN
Name: George Fan
Title: Authorized Signatory

Signature Page to Fifth Amendment

THE BANK OF NEW YORK MELLON, as Administrative Agent and Collateral Agent
By:	/S/ MELINDA VALENTINE
Name: Melinda Valentine
Title: Vice President

Signature Page to Fifth Amendment

EXECUTION VERSION

EXHIBIT A TO THE
FIFTH AMENDMENT
TO THE CREDIT AGREEMENT

ASSUMPTION AGREEMENT, dated as of September ___,  2009, made by Cheniere Marketing, LLC (formerly Cheniere Marketing, Inc.), a Delaware limited liability company, in favor of The Bank of New York Mellon, (“BNY”) as collateral agent (in such capacity, the “Collateral Agent”) for (i) the banks and other financial institutions and entities (the “Lenders”) parties to the Credit Agreement referred to below, and (ii) the other Secured Parties (as defined in the Guarantee and Collateral Agreement (as hereinafter defined)).  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, Cheniere Common Units Holding, LLC (the “Borrower”), the affiliates of Borrower signatory thereto, the Lenders and BNY, as administrative agent have entered into a Credit Agreement, dated as of August 15, 2008 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its affiliates, including Cheniere Marketing, Inc., have entered into the Guarantee and Collateral Agreement, dated as of August 15, 2008 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, after becoming a party to the Guarantee and Collateral Agreement, Cheniere Marketing, Inc. changed its name to Cheniere Marketing, LLC; and

WHEREAS, Cheniere Marketing, LLC has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.           Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, Cheniere Marketing, LLC hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  Cheniere Marketing, LLC hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

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2.           GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

CHENIERE MARKETING, LLC
By:
Name:
Title:

Signature Page to Assumption Agreement
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